PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT ("Agreement") is made as of the 29th day of November, 2006 by and between Woize International, Ltd., a Nevada corporation (the "Company"), and each of the purchasers listed on Exhibit A attached hereto (collectively, the "Purchasers" and individually, a "Purchaser").

                                    RECITALS

     A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and/or Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"); and

     B. The Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, up to 11,000,000 units (each, a "Unit"), each Unit consisting of one share of common stock, par value $0.001 per share, of the Company (the "Common Stock"), and a one half of one five-year warrant to purchase one share of Common Stock, on the terms and subject to the conditions set forth in this Agreement.

     In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Affiliate"  means,  with  respect to any Person,  any other  Person  which
directly  or  indirectly  through  one  or  more  intermediaries   Controls,  is
controlled by, or is under common control with, such Person.

     "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

     "Company's Knowledge" means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

     "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).



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     "Control"  (including the terms  "controlling",  "controlled  by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

     "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Agreement.

     "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

     "Per Unit Price" means $0.05.

     "Purchase Price" means Five Hundred and Fifty Thousand  ($550,000) Dollars.

     "SEC Filings" has the meaning set forth in Section 4.6.

     "Units" means the shares of Common Stock and Warrants being purchased by the Purchaser hereunder.

     "U.S. Person" as defined in Section 902(k) of the 1933 Act.

     "1933 Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.


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     2. Purchase and Sale of the Shares and Warrants.

     2.1 Authorization. The Company's Board of Directors has authorized the issuance and sale, pursuant to the terms and conditions of this Agreement, of up to 10,000,000 Units, consisting of up to 10,000,000 shares of Common Stock (the "Purchased Shares") and five-year warrants to purchase up to 5,000,000 shares, substantially in the form attached hereto as Exhibit B. Each whole warrant included in the Units shall be exercisable to purchase one share of Common Stock at $0.40 per share (the "Purchased Warrants" and together with the Purchased Shares, the "Purchased Securities").


     2.2 Agreement to Purchase and Sell Securities. Subject to the terms and conditions of this Agreement, on the Closing Date as defined in Section 3 below, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, that number of Units set forth on such Purchaser's signature page. The purchase price of each Unit (the "Per Unit Price") shall be $0.05.

     2.3 Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Units for working capital and general corporate purposes, as well as for strategic purposes in connection with selected acquisitions that may be considered in the future to expand its product and service offerings.

     2.4 Obligations Several Not Joint. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


     3. Closing. The closing (the "Closing") of the purchase and sale of the Units shall take place at the Company's offices on ________, 2006 (the "Closing Date"), or at such other location and on such other date as the Company and the Purchaser shall mutually agree. At the Closing, the Company shall, against delivery of payment for the Shares by wire transfer of immediately available funds in accordance with the Company's instructions authorize its transfer agent to issue to the Purchaser one or more stock certificates (the "Certificates") registered in the name of the Purchaser (or in such nominee name(s) as designated by such Purchaser.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that:

     4. 1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.

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

     4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreement, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares. The Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

     4.3 Capitalization.

     The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, par value $.001 and 1,000,000 shares of Preferred Stock, par value $0.01 of which __________ shares of Common Stock and 0 shares of Preferred Stock are issued and outstanding. As of the date hereof and except as disclosed in the Company's SEC filings, 0 shares of our common stock were subject to outstanding options to purchase our common stock, and 641,024 shares of our common stock were subject to outstanding warrants to purchase our common stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. Except as disclosed herein and as described in the Company's SEC Filings, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as disclosed herein and as described in the Company's SEC Filings, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described in the Company's SEC Filings and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them.

     The issuance and sale of the Units hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Purchaser) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

     The Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

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

     4.4 Valid Issuance. The Purchased Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Purchaser), except for restrictions on transfer set forth in the Agreement or imposed by applicable securities laws.

     The Purchased Warrants will be, upon payment therefor by the Purchasers in accordance with this Agreement, duly authorized and validly issued, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Purchased Warrants and will not be subject to any pre-emptive rights or similar rights.

     The issuance of the shares of Common Stock issued or issuable from time to time upon the exercise of the Purchased Warrants (the "Underlying Shares") will be, and at all times prior to such exercise, will have been, duly authorized, duly reserved for issuance upon such exercise and payment of the exercise price of the Purchased Warrants, and will be, upon such exercise and payment, validly issued, fully paid and non-assessable free from all taxes, liens, claim, encumbrances with respect to the issuance of such shares and will not be subject to any pre-emptive rights or similar rights.

     4.5 Consents. The execution, delivery and performance by the Company of the Agreement and the offer, issuance and sale of the Units require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares from the provisions of any shareholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Certificate of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Purchaser s a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Purchaser or the exercise of any right granted to the Purchaser pursuant to this Agreement.

     4.6 Delivery of SEC Filings; Business. The Company has made available to the Purchaser through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 (the "10-KSB"), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-KSB and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company is engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company, taken as a whole.


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     4.7 No Material Adverse Change.  Since March 31, 2006, except as identified and described in the SEC Filings, there has not been:

        (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the 10-KSB, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

        (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

        (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

        (iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

        (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

        (vi)  any  change  or  amendment  to  the   Company's   Certificate   of
Incorporation or by-laws, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject;

        (vii)  any  material  labor   difficulties  or  labor  union  organizing
activities with respect to employees of the Company;

        (viii) any material transaction entered into by the Company other than in the ordinary course of business;

        (ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company;

        (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

        (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

     4.8 SEC Filings. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

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     4.9 No Conflict, Breach, Violation or Default. The execution,  delivery and performance of the Agreement by the Company and the issuance and sale of the Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's
Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Purchaser through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (b) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its assets or properties is subject.

     4.10 Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any its assets or property. Except as disclosed in the SEC Filings, there are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity. 4.11 Title to Properties. Except as disclosed in the SEC Filings, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

     4.12 Certificates, Authorities and Permits. The Company possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and the Company has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

     4.13 No Labor Disputes. No material labor dispute with the employees of the Company exists or, to the Company's Knowledge, is imminent.

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     4.14 Intellectual Property.

     (a) All Intellectual Property of the Company is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company which is necessary for the conduct of Company's business as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

     (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company is a party or by which any of its assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

     (c) The Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's business as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's business. The Company has a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the business of the Company.

     (d) The conduct of the Company's business as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company which are necessary for the conduct of Company's business as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and the Company's use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

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

     (e) The consummation of the transactions contemplated hereby and by the other Agreement will not result in the alteration, loss, impairment of or restriction on the Company's ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's business as currently conducted or as currently proposed to be conducted.

     (f) The Company has taken reasonable steps to protect the Company's rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's business as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company's Confidential Information to any third party.

     4.15 Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

     4.16 Litigation. Except as described in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

     4.17 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-QSB under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

     4.18 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

     4.19 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Agreement, any valid right, interest or claim against or upon the Company, or an Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

     4.20 No  Directed  Selling  Efforts or General  Solicitation.  Neither  the
Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

     4.21 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

     4.22 Private Placement. The offer and sale of the Shares to the Purchaser as contemplated hereby is exempt from the registration requirements of the 1933 Act.

     4.23 Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

     4.24 Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the most recently filed periodic report under the 1934 Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

     4.25 Listing. The Common Stock is quoted on the Over the Counter Bulletin Board (the "OTCBB"). The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the OTCBB nor that its Common Stock does not meet all requirements for the continuation of such quotation, and the Company satisfies, and as of the Closing Date the Company will satisfy, all the requirements for the continued quotation of its common stock on the OTCBB.

     4.26 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Purchaser or this agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Purchaser in connection with the transactions contemplated by the Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     5. Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, and agrees that:

     5.1 Organization and Existence. Such Purchaser is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Shares pursuant to this Agreement. In addition to the foregoing, to the extent such Purchaser is not incorporated or organized in the United States, such Purchaser hereby certifies that it is not a U.S. Person, and is not acquiring the securities for the account or benefit of any U.S. Person.

     5.2 Authorization. The execution, delivery and performance by such Purchaser of the Agreement to which such Purchaser is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

     5.3 Purchase Entirely for Own Account. The shares of Common Stock to be received by such Purchaser hereunder will be acquired for such Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time. Such Purchaser is not a broker dealer registered with the SEC under the 1934 or an entity engaged in a business that would require it to be so registered.

                  5.4 Investment Experience. Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

     5.5 Disclosure of Information. Such Purchaser has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Such
Purchaser acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

     5.6 Restricted Securities. Such Purchaser understands that the Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. Such Purchaser agrees to resell such Shares only in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration, and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act.

     5.7 Legends. It is understood that, except as provided below, certificates evidencing the Shares may bear the following or any similar legend:

     (a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k),
(iii) such Securities may be sold pursuant to Regulation S, or (iv) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws. Hedging transactions involving the securities represented hereby may not be conducted unless in compliance with the 1933 Act."

     (b) If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

     5.8 Accredited Purchaser. Such Purchaser is an accredited Purchaser as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

     5.9 No General Solicitation. Such Purchaser did not learn of the investment in the Shares as a result of any public advertising or general solicitation.

     5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Agreement, any valid right, interest or claim against or upon the Company, or an Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.


     6. Covenants and Agreements of the Company.

     Transfers. The Company shall refuse to register any transfer of Securities originally issued pursuant to Regulation S, where the transfer is not made in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the 1933 Act or pursuant to an available exemption from such registration.

     7. Survival and Indemnification.

     7.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

     7.2 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Agreement, and will reimburse any such Person for all such amounts as they are incurred by such Person.

     7.3 Indemnification by the Purchaser. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, and agrees to indemnify and hold harmless the Company, and its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Purchaser under the Agreement, and will reimburse any such Person for all such amounts as they are incurred by such Person.

     7.4 Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     8. Miscellaneous.

     8.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that an Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Shares in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company and the other Purchaser, provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     8.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

     8.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     8.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or
(B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

              If to the Company:

                       Woize International, Ltd
                       1 Kingsway
                       London WCB 6FX
                       Attention: Anders Halldin
                       Fax: +44 20 7101 6554


              With a copy to:

                       Sichenzia, Ross, Friedman Ference LLP
                       1065 Avenue of the Americas, 21st Floor
                       New York, New York 10018
                       Attention:  Richard A. Friedman
                       Fax: +1 (212) 930-9725

              If to the Purchaser:


to the addresses set forth on the signature pages hereto.

     8.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Agreement, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

     8.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.

     8.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     8.8 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

     8.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

     8.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

                                  Woize International Ltd



                                  By: Anders Halldin
                                  --------------------------------
                                  Name:  Anders Halldin
                                  Title:   Chief Executive Officer







                      [PURCHASER SIGNATURE PAGES TO FOLLOW]

                                SIGNATURE PAGE TO

                               PURCHASE AGREEMENT

                         DATED AS OF _____________, 2006

                                  BY AND AMONG

                            WOIZE INTERNATIONAL LTD.

                        AND EACH PURCHASER NAMED THEREIN

The undersigned hereby executes and delivers to Woize International, Ltd., the Purchase Agreement (the "Agreement") to which this signature page is attached, which Agreement and signature page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



       Number of Units:________________________________________________


       NAME OF PURCHASER

       Signature:______________________________________________________

       By: ____________________________________________________________

       Title: _________________________________________________________

       Address: _______________________________________________________





       Telephone: _____________________________________________________

       Fax: ___________________________________________________________

       Tax ID Number:__________________________________________________

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


                                                  Number of Purchased    Number of Purchased
Purchaser Name                                           Shares                 Warrants             Purchase Price
-------------------------------------------------  -----------------      ------------------         ---------------
GERMINIS LTD. MAURITIUS                                 1,000,000              500,000                 50,000 USD
Karl  RYSER SWITZERLAND                                   800,000              400,000                 40,000 USD
SANIBEL INTERTRADE CORP. BVI                            1,000,000              500,000                 50,000 USD
WELL ALLIANCE CONSULTANTS LTD        Hong Kong            400,000              200,000                 20,000 USD
ALTERNATIVE FINANCIAL SERVICES LTD                        500,000              250,000                 25,000 USD
Marshall Islands
FUTUROLOGY LIMITED                                      2,500,000            1,250,000                125,000 USD
Marshall Islands
ANTICIPATED INVESTMENT Co.                              2,500,000            1,250,000                125,000 USD
Marshall Islands
ALTERNATIVE FINANCIAL SERVICES LTD  Marshall Islands    2,000,000            1,000,000                100,000 USD
Janine DUNAND                                             300,000              150,000                 15,000 USD
Switzerland
                                               Totals:  11,000,000           5,500,000                550,000 USD